UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

TRXADE HEALTH, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No Fee Required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TRxADE HEALTH, INC.

2420 Brunello Trace

Lutz, Florida 33558

(800) 261-0281

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2023

TO THE STOCKHOLDERS OF TRXADE HEALTH, INC.:

Notice is hereby given of the 2023 annual meeting of stockholders of TRxADE Health, Inc., which we refer to as “we,” “us,” “our,” “Trxade” or the “Company,” to be held on June 15, 2023, at 10:00 a.m. Eastern Time virtually at https://agm.issuerdirect.com/meds (the “Annual Meeting”), for the following purposes:

●	To approve a proposal to authorize our board of directors (the “Board”), in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Second Amended and Restated Certificate of Incorporation, as amended to the date of this proxy statement (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding common stock, par value $0.00001 per share, at a ratio to be determined by the Board, ranging from one-for-ten to one-for-one hundred (the “Reverse Split”), with the Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2023, when the authority granted in this proposal to implement the Reverse Split would terminate (Proposal 1);

●	To approve an amendment to the Company’s Second Amended and Restated 2019 Equity Incentive Plan (“2019 Equity Incentive Plan”) to increase the number of shares reserved for issuance thereunder by 2,000,000 shares (Proposal 2);

●	To elect five directors to the Board each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following five nominees: Suren Ajjarapu, Prashant Patel, Donald G. Fell, Michael L. Peterson, and Jeff Newell (Proposal 3);

●	To ratify the appointment of MaloneBailey LLP as our independent auditor for the fiscal year ending December 31, 2023 (Proposal 4);

●	To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum (Proposal 5); and

●	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on May 22, 2023 as the record date for determining holders of our common stock entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

You may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. In addition, you may vote by telephone: call toll-free 1-866-752-VOTE(8683) and follow the instructions provided by the recorded message. You will need your proxy card available if you vote by telephone. You may also vote by Internet: access https://www.iproxydirect.com/meds and https://agm.issuerdirect.com/meds and follow the steps outlined on the secure website.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote in accordance with the instructions in the Notice or by completing, signing, dating, and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting.

This Notice and Proxy Statement are dated May 25, 2023 and are first being mailed to shareholders on or about May 25, 2023. Please note that this Notice and Proxy Statement are also available at https://investors.trxadegroup.com/nasdaq-meds/sec-filings/.

May 25, 2023

By order of the Board,

/s/ Suren Ajjarapu
Suren Ajjarapu
Chairman of the Board

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TRxADE HEALTH, INC.

Proxy Statement

For the Annual Meeting of Stockholders

To Be Held on June 15, 2023

TABLE OF CONTENTS

Notice of Annual Meeting Of Stockholders

TRxADE HEALTH, INC.

2420 Brunello Trace

Lutz, Florida 33558

(800) 261-0281

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

This Proxy Statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of TRxADE Health, Inc. (“we,” “us,” the “Company,” or “Trxade”), which will be held on June 15, 2023, at 10:00 a.m. Eastern Time virtually at https://agm.issuerdirect.com/meds.

By visiting this website, you may attend the Annual Meeting online, vote your shares electronically, and submit your questions to management during the Annual Meeting. You may also vote your shares by marking your votes on the proxy card, signing and dating it, and mailing it in the envelope provided. In addition, you may vote by telephone: call toll-free 1-866-752-VOTE(8683) and follow the instructions provided by the recorded message. You will need your proxy card available if you vote by telephone. You may also vote by Internet: access https://www.iproxydirect.com/meds and https://agm.issuerdirect.com/meds and follow the steps outlined on the secure website.

In addition to receiving printed copies, this Proxy Statement is also available to stockholders at https://investors.trxadegroup.com/nasdaq-meds/sec-filings/.

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at the Annual Meeting:

● Proposal 1: To approve a proposal to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Certificate of Incorporation, as amended to the date of this proxy statement, to effect a reverse stock split of our issued and outstanding common stock at a ratio to be determined by the Board, ranging from one-for-ten to one-for-one hundred, with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2023, when the authority granted in this proposal to implement the Reverse Split would terminate;

● Proposal 2: To approve an amendment to the 2019 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares;

● Proposal 3: To elect five directors to the Board each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following five nominees: Suren Ajjarapu, Prashant Patel, Donald G. Fell, Michael L. Peterson, and Jeff Newell;

● Proposal 4: To ratify the appointment of MaloneBailey LLP as our independent auditor for the fiscal year ending December 31, 2023; and

● Proposal 5: To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

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Questions and Answers about the Annual Meeting

Please see “Questions and Answers about the Annual Meeting” beginning on page 20 for important information about the proxy materials, voting, and the Annual Meeting. If you have any questions, require any assistance with voting your shares, or need additional copies of this Proxy Statement or voting materials, please contact:

Suren Ajjarapu

TRxADE Health, Inc.

Phone: (800) 261-0281

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1: APPROVAL OF THE REVERSE STOCK SPLIT OF OUR COMMON STOCK

Background

By this Proposal 1, the Board is requesting approval to complete a reverse stock split at a ratio ranging from one-for-ten to one-for-one hundred. Proposal 1 will provide the Board flexibility to complete such reverse stock split, if at all, on or before December 31, 2023.

General

The Board has unanimously adopted a resolution approving, declaring advisable, and recommending to the stockholders for their approval, a proposal to amend the Certificate of Incorporation to effect the Reverse Split of our common stock at any whole number ratio between, and inclusive of, one-for-ten to one-for-one hundred. Approval of this Proposal 1 will grant the Board the authority, without further action by the stockholders, to implement an amendment to the Certificate of Incorporation to effect the Reverse Split (the “Amendment”) no later than December 31, 2023, with the exact exchange ratio and timing of the Reverse Split (if at all) to be determined at the discretion of the Board. The Board’s decision whether or not (and when) to effect the Reverse Split, and at what whole number ratio to effect the Reverse Split, will be based on a number of factors, including market conditions, existing and anticipated trading prices for our common stock, and the listing requirements of The Nasdaq Capital Market. If the Board does not implement the Reverse Split before December 31, 2023, the authority granted in this proposal to implement the Reverse Split would terminate. Further, if the stockholders do not approve this Proposal 1, the Board will not be authorized to effect the Reverse Split.

A sample form of the certificate of amendment relating to this Proposal 1, which we would file with the Secretary of State of the State of Delaware to implement the Reverse Split, is attached to this Proxy Statement as Appendix A.

Rationale for a Reverse Split

The primary purpose for effecting the Reverse Split is to increase the per-share trading price of our common stock so we can:

● meet the price criteria for listing on Nasdaq;

● broaden the pool of investors that may be interested in investing in our Company by attracting new investors who would prefer not to invest, or cannot invest, in shares that trade at lower share prices; and

● make our common stock a more attractive investment to institutional investors.

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In evaluating the Reverse Split, the Board has considered and will continue to consider negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts, and other stock market participants, including their awareness that the trading prices of the common stock of some companies that have effected reverse stock splits have subsequently declined to pre-reverse stock split levels. In recommending the Reverse Split, the Board determined that it believes the potential benefits of the Reverse Split significantly outweighed these potential negative factors.

Potential Advantages of a Reverse Split

The Board is seeking authority to effect the Reverse Split with the primary intent of increasing the price of our common stock to meet the price criteria for listing on Nasdaq and making our common stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Split is in our and our stockholders’ best interests.

The Board believes that an expected increased stock price could encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our common stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. The Board believes that the higher share price that may result from the Reverse Split could enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.

Potential Risks from a Reverse Split

We cannot assure that the total market capitalization of our common stock after the implementation of the Reverse Split will be equal to or greater than the total market capitalization before the Reverse Split or that the per-share market price of our common stock following the Reverse Split will increase in proportion to the reduction in the number of shares of our common stock outstanding in connection with the Reverse Split. Also, we cannot assure you that the Reverse Split would lead to a sustained increase in the trading price of our common stock. The trading price of our common stock may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions, and the market perception of our business. You should also keep in mind that the implementation of the Reverse Split does not affect the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company (subject to the treatment of fractional shares). If the overall value of our common stock declines after the proposed Reverse Split, however, then the actual or intrinsic value of the shares of our common stock will also proportionately decrease as a result of the overall decline in value.

Further, the Reverse Split may reduce the liquidity of our common stock, given the reduced number of shares that would be outstanding after the Reverse Split, particularly if the expected increase in stock price as a result of the Reverse Split is not sustained. If we effect the Reverse Split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

Although we expect the Reverse Split to result in an increase in the market price of our common stock, the Reverse Split may not result in a permanent increase in the market price of our common stock, which would depend on many factors, including general economic, market and industry conditions, and other factors described from time to time in the reports we file with the SEC.

Effect of the Reverse Split

If our stockholders approve the Reverse Split and the Board elects to effect the Reverse Split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by the Board (subject to the treatment of fractional shares), while the number of authorized shares of common stock will remain at 100,000,000. As of the effective time of the Reverse Split, we would also adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. We would also proportionately reduce the number of shares that are issuable on vesting of outstanding restricted stock units, if any. In addition, as of the effective time of the Reverse Split, we would adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.

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The Reverse Split would be effected simultaneously for all outstanding shares of our common stock. The Reverse Split would affect all of our stockholders uniformly and would not change any stockholder’s percentage ownership interest in our Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning fractional shares. We would not issue fractional shares in connection with the Reverse Split. Instead, any stockholders who own a number of shares not evenly divisible by the Reverse Split ratio would be entitled to the rounding up of their fractional share to the nearest whole share. The Reverse Split would not change the terms of our common stock. The Reverse Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

After the effective time of the Reverse Split, our common stock will have a new CUSIP number, which is a number used to identify our equity securities, and investors holding stock certificates with the older CUSIP number will need to exchange them for stock certificates with the new CUSIP numbers by following the procedures described below.

Our common stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Split will not affect the registration of our common stock under the Exchange Act, and following the Reverse Split, we would continue to be subject to the periodic reporting requirements of the Exchange Act.

Assuming Reverse Split ratios of 1-for-10, 1-for-50, and 1-for-100, the following table sets forth (a) the number of shares of our common stock that would be issued and outstanding, (b) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding options, warrants, and restricted stock units, and (c) the weighted-average exercise price of outstanding options and warrants, each giving effect to the Reverse Split and based on securities outstanding as of May 22, 2023, the record date (without giving effect to the treatment of fractional shares).

	Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-10 (1)	Reverse Stock Split Ratio of 1-for-50 (1)	Reverse Stock Split Ratio of 1-for-100 (1)
Number of Shares of Common Stock Issued and Outstanding	10,110,978	1,011,098	202,220	101,110
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Options and Warrants	2,947,475	294,748	58,950	29,475
Weighted-Average Exercise Price of Outstanding Options and Warrants	$1.75	$17.50	$87.50	$175.00

(1)	The actual number of shares of common stock outstanding after the Reverse Stock Split may be higher depending on the number of fractional shares that are rounded up.

If the Board does not implement the Reverse Split before December 31, 2023, the authority granted in this proposal to implement the Reverse Split would terminate.

Our directors and executive officers have no substantial interests, directly or indirectly, in the Reverse Split, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for our common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Split as all other outstanding shares of our common stock and securities convertible into or exercisable for our common stock.

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Authorized Shares of Common Stock

We are currently authorized under our Certificate of Incorporation to issue up to a total of 110,000,000 shares of capital stock, comprised of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock. A total of 10,110,978 shares of common stock are outstanding. While the Reverse Split would decrease the number of outstanding shares of our common stock, it would not change the number of authorized shares under our Certificate of Incorporation. Consequently, the practical effect of the Reverse Split would be to substantially increase the number of shares of common stock available for issuance under our Certificate of Incorporation. The Board believes that such an increase is in our and our stockholders’ best interests because it would give us greater flexibility to issue shares of common stock in connection with possible future financings, joint ventures, and acquisitions as well as under our equity incentive plans and for other general corporate purposes. Although we do not currently have any plans, understandings, arrangements, commitments or agreements, written or oral, for the issuance of the additional shares of common stock that would become available for issuance if the Reverse Split is effected, we believe it would be advantageous in the future to have the shares available for the purposes described above in the future.

By increasing the number of authorized but unissued shares of common stock, the Reverse Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, the Board might be able to delay or impede a takeover or transfer of control of our Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines, in the exercise of its fiduciary duties, is not in the best interests of our Company or our stockholders. The Reverse Split could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Split could limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Split could have the effect of providing the Board with additional means to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business, including making it more difficult for stockholders to remove directors. The Board is not aware of any attempt to take control of our Company and did not authorize the Reverse Split with the intention of using it as a type of anti-takeover device.

Procedure for Effecting the Reverse Split

If our stockholders approve the Reverse Split and if the Board concludes that the Reverse Split is in the best interests of our Company and our stockholders on a date no later than December 31, 2023, the Board would cause the Reverse Split to be implemented at a whole number ratio between one-for-ten to one-for-one hundred, as selected by the Board in its sole discretion. We would file the Certificate of Amendment with the Secretary of State of Delaware so that it becomes effective at the time the Board determines to be appropriate. The Board may delay effecting the Amendment without resoliciting stockholder approval to any time before December 31, 2023 (if at all). The Amendment would become effective on the date the Certificate of Amendment is filed with the Secretary of State of Delaware or at such later effective date and time as specified in the Certificate of Amendment.

Record and Beneficial Stockholders

If the Reverse Split is implemented, all of our registered holders of common stock who hold their shares electronically in book-entry form with our transfer agent, Securities Transfer Corporation (the “Transfer Agent”), will receive a statement from the Transfer Agent reflecting the number of shares of our common stock registered in their accounts. No action needs to be taken to receive post-Reverse Split shares because the exchange will be automatic. Stockholders holding certificated shares (i.e., shares represented by one or more physical stock certificates) will be requested to exchange their old stock certificate or certificates (“Old Certificates”) for shares held in book-entry form through the Depository Trust Company’s Direct Registration System representing the appropriate number of whole shares of our common stock resulting from the Reverse Split. The Transfer Agent will furnish to stockholders of record upon the effective time of the Reverse Split the necessary materials and instructions for the surrender and exchange of their Old Certificates at the appropriate time. Stockholders will not have to pay any transfer fee or other fee in connection with such exchange. As soon as practicable after the effective time of the Reverse Split, the Transfer Agent will send a transmittal letter to each stockholder advising such holder of the procedure for surrendering Old Certificates in exchange for new shares held in book-entry form. You would not be able to use your Old Certificates representing pre-split shares for either transfers or deliveries. Accordingly, you must exchange your Old Certificates to effect transfers or deliveries of your shares.

Non-registered stockholders holding common stock through a bank, broker, or other nominee should note that such banks, brokers, or other nominees may have different procedures for processing the Reverse Split than those that we would put in place for registered stockholders. If you hold your shares with such a bank, broker, or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

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Fractional Shares

No fractional shares would be issued in connection with the Reverse Split. Stockholders of record who otherwise would be entitled to receive fractional shares would be entitled to rounding up of their fractional share to the nearest whole share.

Effect on Options, Warrants, Preferred Stock, and Other Securities

All outstanding options, warrants, preferred stock, and other securities entitling their holders to purchase shares of our common stock, if any, would be adjusted as a result of the Reverse Split, as required by the terms of each security. In particular, the conversion ratio for each security would be reduced proportionately, and the exercise price, if applicable, would be increased proportionately, in accordance with the terms of each security and based on the exchange ratio implemented in the Reverse Split. We would also proportionately reduce the number of shares that are issuable on vesting of outstanding restricted stock units, if any.

Accounting Matters

The Reverse Split would not affect the par value of our common stock per share, which would continue to be $0.00001 par value per share, while the number of outstanding shares of common stock would decrease in accordance with the Reverse Split ratio. As a result, as of the effective time of the Reverse Split, the stated capital attributable to common stock on our balance sheet would decrease and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following the Reverse Split, reported per share net income or loss would be higher because there would be fewer shares of common stock outstanding, and we would adjust historical per share amounts in our future financial statements.

Discretionary Authority of the Board to Abandon Reverse Split

The Board reserves the right to abandon the Amendment without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of Delaware of the Certificate of Amendment, even if our stockholders have authorized the Reverse Split at the Annual Meeting. By voting in favor of the Reverse Split, you are expressly also authorizing the Board to determine not to proceed with, and abandon, the Reverse Split, if the Board should so decide.

No Appraisal or Dissenters’ Rights

Neither Delaware law, the Certificate of Incorporation, nor our amended and restated by-laws provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares, and we will not independently provide stockholders with any such right.

Material U.S. Federal Income Tax Consequences of the Reverse Split

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Split to U.S. Holders (as defined below) of our common stock. This discussion is based on the Code, U.S. Treasury Regulations promulgated under the Code, judicial decisions and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date of this Proxy Statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Split.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock who or that, for U.S. federal income tax purposes, is or is treated as:

●	an individual who is a citizen or resident of the United States;

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●	a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
●	a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the effect of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation:

●	Financial institutions;
●	Insurance companies;
●	Real estate investment trusts;
●	Regulated investment companies;
●	Grantor trusts;
●	Tax-exempt organizations;
●	Dealers or traders in securities or currencies;
●	U.S. Holders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or U.S. holders that have a functional currency other than the U.S. dollar; or
●	U.S. Holders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Split to them.

In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local, and non-U.S. tax law consequences of the proposed Reverse Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Split, whether or not they are in connection with the proposed Reverse Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the proposed Reverse Split may not be the same for all stockholders.

The proposed Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock surrendered (reduced by the amount of such basis that is allocated to any fractional share of our common stock). The U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of our common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

This discussion is for general information only and is not tax advice. It does not discuss all aspects of U.S. federal taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, stockholders should consult their tax advisors with respect to the application of the U.S. federal income tax laws to their particular situations as well as any tax consequences of the proposed reverse stock split arising under the U.S. federal estate or gift tax laws or under the laws of any state, local, or non-U.S. taxing jurisdiction or under any applicable income tax treaty.

For Proposal 1 to be approved, holders of a majority of all outstanding shares must vote FOR Proposal 1. Abstentions and broker non-votes (if any) will essentially be no votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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PROPOSAL 2: AMENDMENT TO THE 2019 EQUITY INCENTIVE PLAN

Summary of the Proposal

The Board is asking stockholders to approve an amendment (the “Amendment”) to the Trxade Group, Inc. Second Amended and Restated 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”). The Board will adopt an Amendment to the 2019 Equity Incentive Plan upon stockholder approval. The purpose of the Amendment is to increase the Share Limit (as defined below), number of shares reserved for issuance under the 2019 Equity Incentive Plan, by 2,000,000 shares.

Background

The purpose of the Amendment is to replenish equity award availability to advance the Company and its affiliate’s interests in recruiting and retaining employees, officers, consultants, and Board members and other individuals who provide services to the Company and its affiliates. The 2019 Equity Incentive Plan enables such persons to participate in the future success of the Company and its affiliates and to associate their interests with those of the Company and its stockholders. We believe our success is due to our highly talented employee base and that future success depends on the ability to attract and retain high caliber personnel. The ability to grant equity awards is a necessary and powerful recruiting and retention tool for us to obtain the quality personnel we need to move our business forward.

Current Share Reserve

The 2019 Equity Incentive Plan allows the issuance of up to the sum of (i) two million (2,000,000) shares of common stock, and (ii) an annual increase on April 1st of each calendar year, beginning in 2021 and ending in 2029 (each a “Date of Determination”), in each case subject to the approval and determination of the Administrator on or prior to the applicable Date of Determination, equal to the lesser of (A) ten percent (10%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Administrator (the “Share Limit”). Notwithstanding the foregoing, shares added to the Available Shares by the Share Limit are available for issuance as Incentive Stock Options only to the extent that making such shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. In the event that the Administrator shall not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable Date of Determination, the Share Limit and Available Shares, shall remain at such level as they were prior to such applicable Date of Determination. For clarity, the Available Shares is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.

Key Provisions of the 2019 Equity Incentive Plan

On October 9, 2019, the Board of Directors adopted the Company’s 2019 Equity Incentive Plan. On October 15, 2019, via a written consent, the majority stockholders approved and adopted the 2019 Equity Incentive Plan. On May 29, 2020, the stockholders approved an amendment to the 2019 Equity Incentive Plan to (a) increase by 1,000,000 (to 2,000,000), the number of shares reserved for issuance under such plan; and (b) to amend such plan to include an ‘evergreen’ feature, which will automatically increase the number of shares available for awards on an annual basis (as discussed in greater detail below under “Amendment to the 2019 Equity Incentive Plan”), which amendment was set forth in the Company’s Amended and Restated 2019 Equity Incentive Plan.

On April 15, 2021, the Board of Directors approved, subject to stockholder approval, a further amendment and restatement of the Company’s Amended and Restated 2019 Equity Incentive Plan which amended the Amended and Restated 2019 Equity Incentive Plan to (a) clarify that the plan includes a limitation on the number of shares of common stock that may be issued pursuant to the plan; (b) include a 25 million share limit on the number of shares of common stock issuable upon exercise of incentive stock options granted under the plan; and (c) make certain other conforming changes to the plan.

The Second Amended and Restated 2019 Equity Incentive Plan (as proposed to be amended and restated pursuant to this Proposal 3, the “2019 Equity Incentive Plan”) which includes the Plan Amendment has previously been approved by the Board of Directors, subject to stockholder approval at the Annual Meeting. If this Proposal 3 is not approved by our stockholders, we will continue to operate the 2019 Equity Incentive Plan pursuant to its current provisions.

As of the date of this proxy statement filing, options to purchase 113,154 shares of common stock and 217,965 shares of common stock have been awarded under the 2019 Equity Incentive Plan, with 1,684,548 shares of common stock remaining available for future awards under the 2019 Equity Incentive Plan, subject to annual increases in the discretion of the administrator of the 2019 Equity Incentive Plan as discussed below under “How much common stock is subject to the 2019 Equity Incentive Plan?”.

The following is a summary of the principal features of the 2019 Equity Incentive Plan. This summary does not purport to be a complete description of all of the provisions of the 2019 Equity Incentive Plan. It is qualified in its entirety by reference to the full text of the 2019 Equity Incentive Plan, as proposed to be ratified, which is included as Appendix C to this Notice and Proxy Statement.

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What is the purpose of the 2019 Equity Incentive Plan?

The 2019 Equity Incentive Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The 2019 Equity Incentive Plan is designed to help attract and retain for the Company and its affiliates, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company and its affiliates.

Who is eligible to participate in the 2019 Equity Incentive Plan?

The 2019 Equity Incentive Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Administrator may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Administrator in its discretion shall deem relevant. Incentive stock options granted under the 2019 Equity Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the 2019 Equity Incentive Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Consequences?” below for a discussion of the principal federal income tax consequences of awards under the 2019 Equity Incentive Plan. No awards can be issued to any person in consideration for services rendered where such services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities.

No incentive stock option may be granted under the 2019 Equity Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Who will administer the 2019 Equity Incentive Plan?

The 2019 Equity Incentive Plan is administered by the Board of Directors of the Company and/or the Company’s Compensation Committee (as applicable, the “Administrator”). The Administrator has the exclusive right to interpret and construe the 2019 Equity Incentive Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the 2019 Equity Incentive Plan.

If shares of common stock subject to an option or performance award granted under the 2019 Equity Incentive Plan expire or otherwise terminate without being exercised (or exercised in full), such shares shall become available again for grants under the 2019 Equity Incentive Plan. If shares of restricted stock awarded under the 2019 Equity Incentive Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall not again be available under the 2019 Equity Incentive Plan. Similarly, any shares cancelled in cashless exercises are not available for reissuance under the 2019 Equity Incentive Plan.

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How many securities have been granted pursuant to the 2019 Equity Incentive Plan since its approval by the Board of Directors?

As of the date of this proxy statement filing, options to purchase __________ shares of common stock and __________ shares of common stock have been awarded under the 2019 Equity Incentive Plan, with __________ shares of common stock remaining available for future awards under the 2019 Equity Incentive Plan, subject to annual increases in the discretion of the administrator of the 2019 Equity Incentive Plan.

What will be the exercise price, vesting terms and expiration date of options and awards under the 2019 Equity Incentive Plan?

The Administrator, in its sole discretion, determines the exercise price of any Options granted under the 2019 Equity Incentive Plan which exercise price shall be set forth in the agreement evidencing the Option, provided however that at no time shall the exercise price be less than $0.00001 par value per share of the Company’s common stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases (see “Who is eligible to participate in the 2019 Equity Incentive Plan?” above), may not be less than 110% of such fair market value. The exercise price of non-statutory options may be less than the fair market value of the common stock on the date of grant. The exercise price of options granted under the 2019 Equity Incentive Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Administrator, (i) by delivery of already-owned shares of our common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the Securities and Exchange Commission.

Options and other ways for a grantee to pay the exercise price.

Options granted under the 2019 Equity Incentive Plan may be exercisable in cumulative increments, or “vest,” as determined by the Administrator. The Administrator has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Administrator. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

The expiration date of Options and other awards granted under the 2019 Equity Incentive Plan will be determined by the Administrator. The maximum term of options and performance shares under the 2019 Equity Incentive Plan is ten years, except that in certain cases the maximum term is five years.

What equitable adjustments will be made in the event of certain corporate transactions?

Upon the occurrence of:

(i)	the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation;

(ii)	the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or

(iii)	in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company);

and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options shall become immediately exercisable in full, subject to any appropriate adjustments, and shall remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed shall be paid out as soon as practicable; and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed shall be deemed vested and all such restrictions shall be deemed lapsed and the restriction period ended.

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Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

What happens to options upon termination of employment or other relationships?

The incentive stock options shall lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the 2019 Equity Incentive Plan, or within such period following a termination of service as shall have been determined by the Administrator and set forth in the related award agreement; provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a termination of service. Non-incentive stock options are governed by the related award agreements.

Will adjustments be made for tax withholding?

To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Administrator, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Federal income tax consequences?

The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the 2019 Equity Incentive Plan. This summary is not intended to be exhaustive, and does not discuss the income tax laws of any city, state or foreign jurisdiction in which a participant may reside.

Incentive Stock Options

There will be no federal income tax consequences to either us or the recipient upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and we will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and we will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards

Non-statutory stock options and restricted stock awards granted under the 2019 Equity Incentive Plan generally have the following federal income tax consequences.

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There are no tax consequences to the participant or us by reason of the grant. Upon acquisition of the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such election is not made, the recipient generally will recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the fair market value of the stock on such future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term depending on whether the stock has been held for more than one year.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our company (a “covered employee”) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our company, may cause this limitation to be exceeded in any particular year.

May awards under the 2019 Equity Incentive Plan be modified after they are granted?

Yes. The Administrator may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the fair market value of the underlying common stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s common stock then trades or is quoted. In addition to, and without limiting the above, the Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the 2019 Equity Incentive Plan to be conditioned upon the granting to the participant of a new Stock Option for the same or a different number of shares of common stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such participant. Subject to the provisions of the 2019 Equity Incentive Plan, such new Stock Option shall be exercisable at such Option Price, during such option period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be cancelled and the shares of common stock previously subject to them shall be available for the grant of other Stock Options.

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May the 2019 Equity Incentive Plan be modified, amended or terminated?

The Board of Directors may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the 2019 Equity Incentive Plan, make all other determinations which are, in the Board of Directors’ judgment, necessary or desirable for the proper administration of the 2019 Equity Incentive Plan, amend the 2019 Equity Incentive Plan or a stock award as provided in Article XI of the 2019 Equity Incentive Plan, and/or terminate or suspend the 2019 Equity Incentive Plan as provided in Article XI thereof. Our Board of Directors may also amend the 2019 Equity Incentive Plan at any time, and from time to time. However, except as it relates to adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. Our Board of Directors may submit any other amendment to the 2019 Equity Incentive Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable. The Board of Directors has submitted the Plan Amendment to the stockholders for approval pursuant to this Proposal 3.

Unless sooner terminated, the 2019 Equity Incentive Plan will terminate ten years from the date of its original adoption by our Board of Directors, i.e., in October 2029.

Reasons for and Purpose of the Amendment to the 2019 Equity Incentive Plan

The Board of Directors is seeking stockholder adoption of the Plan Amendment and the Second Amended and Restated 2019 Equity Incentive Plan to (a) clarify that the plan includes a limitation on the number of shares of common stock that may be issued pursuant to the plan; (b) include a 25 million share limit on the number of shares of common stock issuable upon exercise of incentive stock options granted under the plan; and (c) make certain other conforming changes to the plan.

The Plan Amendments are to ensure compliance with the Internal Revenue Code requirements for evergreen stock plans, as relates to incentive stock options.

A copy of the 2019 Equity Incentive Plan is attached to this Proxy Statement as Appendix B and is incorporated herein by reference and is marked to show changes effected by the Amendment. The description below is a summary and not intended to be a complete description of the 2016 Plan. Please read the 2019 Equity Incentive Plan for more detailed information.

Amendment to the 2019 Equity Incentive Plan

Under this Proposal 2, our stockholders are being asked to approve an increase to the Share Limit by 2,000,000 shares.

For Proposal 2 to be approved, holders of a majority of all outstanding shares must vote FOR Proposal 2. Abstentions and broker non-votes (if any) will essentially be no votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

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PROPOSAL 3: ELECTION OF DIRECTORS

At the Annual Meeting, five directors are to be elected to hold office until the 2024 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Suren Ajjarapu, Prashant Patel, Donald G. Fell, Michael L. Peterson, and Jeff Newell, all of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving the Company and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the Board, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of April 24, 2023.

THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

Name	Position	Age	Director Since
Suren Ajjarapu	Chairman, Chief Executive Officer and Secretary	52	January 2014
Prashant Patel	Director, President, Chief Operating Officer and Chief Financial Officer	49	January 2014
Donald G. Fell	Director	77	January 2014
Michael L. Peterson	Director	60	January 2023
Jeff Newell	Director	65	September 2022

Suren Ajjarapu, Chairman of the Board, Chief Executive Officer and Secretary.

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of Trxade Group, Inc., a Nevada corporation (“Trxade Nevada”) (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of Trxade Nevada since its inception. Since March 2021, Mr. Ajjarapu has served on the Board of Directors of Oceantech Acquisition I Corp, a Special Purpose Acquisition Company (NASDAQ: OTEC). Mr. Ajjarapu is currently serving as a director of Ocean Biomedical Inc. (NASDAQ: OCEA) (f.k.a. Aesther Healthcare Acquisition Corp.), and is serving as Chairman of the Board of Kernel Group Holdings, Inc., a special purpose acquisition company (NASDAQ: KRNL). Mr. Ajjarapu has served on the Board of Directors of Kano Energy, Inc which is involved in developing renewable natural gas sites in USA since 2018. Mr. Ajjarapu has also served as Chairman of the Board of Directors of Feeder Creek Group, Inc., since March 2018. Feeder Creek Group, Inc. is a company involved in developing renewable natural gas sites in Iowa. Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.

Director Qualifications:

Our Board of Directors believes that Mr. Ajjarapu’s history with our company, from both an operational standpoint and that of a member of management, are vital to the Board’s collective knowledge of our day-to-day operations.

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Prashant Patel, Director, President and Chief Operating Officer

Mr. Patel has served as our full-time President and Chief Operating Officer, and as a director since our acquisition of TRxADE Nevada on January 8, 2014. Effective March 6, 2023, Mr. Patel, was appointed as Interim Principal Financial/Accounting Officer of the Company following Ms. Janet Huffman’s notification to the Company on February 27, 2023, of the termination of her Offer Letter dated February 3, 2022. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over twenty years of experience in retail pharmacy and pharmaceutical logistics, and the founder of several pharmacies in the Tampa Bay, Florida area. Mr. Patel has been President and Member of Board of Trxade Nevada since August 2010. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy and CEO of Pharmaceutical Returns Of America LLC, a pharmaceutical reverse distributor. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the United Kingdom before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, United Kingdom.

Director Qualifications:

Our Board of Directors believes that Mr. Patel’s history with our company, from both an operational standpoint and that of a member of management, are vital to the Board’s collective knowledge of our day-to-day operations.

Donald G. Fell, Director

Mr. Fell has served as an independent director of our company since January 2014. He is presently Professor and Institute Director for the Davis, California-based Foundation for Teaching Economics and adjunct professor of economics for the University of Colorado, Colorado, Springs. From December 2022, Mr. Fell has served as a director of Kernel Group Holdings, Inc., a special purpose acquisition company (NASDAQ: KRNL). Since March 2023, Mr. Fell has also served as a director of OceanTech Acquisition I Corp,, a special purpose acquisition company (NASDAQ: OTEC). From 1995 – 2012, Mr. Fell held positions with the University of South Florida as a member of the Executive MBA faculty, Director of Executive and Professional Education and Senior Fellow of the Public Policy Institute. He has also served as visiting professor of economics at the University of LaRochelle, France, and as adjunct professor of economics at both Illinois State University and The Ohio State University. Mr. Fell holds undergraduate and graduate degrees in economics from Indiana State University and is all but dissertation (ABD) in economics from Illinois State University. Through his work with the Foundation for Teaching Economics and the University of Colorado, Colorado Springs he has conducted graduate institutes on economic policy and environmental economics in 44 states, throughout Canada, the Islands and Eastern Europe.

Director Qualifications:

Our Board of Directors believes that Mr. Fell’s extensive experience in the field of economics and business will provide us with valuable insight as we seek to execute our business strategy.

Michael L. Peterson, Director

Mr. Peterson commenced serving as President, Chief Executive Officer and as a member of the Board of Directors of Lafayette Energy Corp. in April 2022. Since September 2021, Mr. Peterson has served as a member of the Board of Directors, Audit Committee (Chair), Compensation Committee and Nominating and Corporate Governance Committee of Aesther Healthcare Acquisition Corp. (NASDAQ: AEHA), a special purpose acquisition company which merged with Ocean Biomedical, Inc (NASDAQ: OCEA) and continues to serve as an independent director of the merged company. Since December 2022, Mr. Peterson has also served as a director of Kernel Group Holdings, Inc., a special purpose acquisition company (NASDAQ: KRNL). Since March 2023, Mr. Peterson has also served as a director of OceanTech Acquisition I Corp,, a special purpose acquisition company (NASDAQ: OTEC). Mr. Peterson has served as the president of Nevo Motors, Inc. since December 2020, which was established to commercialize a range extender generator technology for the heavy-duty electric vehicle market but is currently non-operational. Since May 2022, Mr. Peterson has served as a member of the Board of Directors and as the Chairperson of the Audit Committee of Trio Petroleum Corp., an oil and gas exploration and development company which is in the process of going public, since February 2021, Mr. Peterson has served on the board of directors and as the Chairman of the Audit Committee of Indonesia Energy Corporation Limited (NYSE American: INDO). Mr. Peterson previously served as the president of the Taipei Taiwan Mission of The Church of Jesus Christ of Latter-day Saints, in Taipei, Taiwan from June 2018 to June 2021. Mr. Peterson served as an independent member of the Board of Directors of TRxADE HEALTH, Inc. (formerly Trxade Group, Inc.) from August 2016 to May 2021 (NASDAQ: MEDS). Mr. Peterson served as the Chief Executive Officer of PEDEVCO Corp. (NYSE American: PED), a public company engaged primarily in the acquisition, exploration, development and production of oil and natural gas shale plays in the US from May 2016 to May 2018. Mr. Peterson served as Chief Financial Officer of PEDEVCO between July 2012 and May 2016, and as Executive Vice President of Pacific Energy Development (PEDEVCO’s predecessor) from July 2012 to October 2014, and as PEDEVCO’s President from October 2014 to May 2018. Mr. Peterson joined Pacific Energy Development as its Executive Vice President in September 2011, assumed the additional office of Chief Financial Officer in June 2012, and served as a member of its board of directors from July 2012 to September 2013. Mr. Peterson formerly served as Interim President and CEO (from June 2009 to December 2011) and as director (from May 2008 to December 2011) of Pacific Energy Development, as a director (from May 2006 to July 2012) of Aemetis, Inc. (formerly AE Biofuels Inc.), a Cupertino, California-based global advanced biofuels and renewable commodity chemicals company (NASDAQ: AMTX), and as Chairman and Chief Executive Officer of Nevo Energy, Inc. (NEVE) (formerly Solargen Energy, Inc.), a Cupertino, California-based developer of utility-scale solar farms which he helped form in December 2008 (from December 2008 to July 2012). From 2005 to 2006, Mr. Peterson served as a managing partner of American Institutional Partners, a venture investment fund based in Salt Lake City. From 2000 to 2004, he served as a First Vice President at Merrill Lynch, where he helped establish a new private client services division to work exclusively with high-net-worth investors. From September 1989 to January 2000, Mr. Peterson was employed by Goldman Sachs & Co. in a variety of positions and roles, including as a Vice President. Mr. Peterson received his MBA at the Marriott School of Management and a BS in statistics/computer science from Brigham Young University.

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Director Qualifications:

Our Board of Directors believes that Mr. Peterson’s significant background in business management and with public corporations and financial planning make Mr. Peterson a significant addition to the Board.

Jeff Newell, Director

Mr. Jeff Newell has over forty years of experience in the healthcare industry. Since May 2003, Mr. Newell has served as the Chief Executive Officer of The Newell Group LLC, a healthcare consulting firm. Prior to that, from 2017 to 2021, he served as the Chief Executive Officer of Pharmacy Quality Solutions, a healthcare quality measuring and reporting company. He also previously served as the Vice President of Pharmacy Administration for Kmart Pharmacy/Sears Holding Corporation (2015-2017), a retail pharmacy and as Senior Vice President and Chief Compliance Officer for Millennium Long Term Care Pharmacy Systems (2012-2014), a long-term care pharmacy. Prior to that, he served in various other healthcare management roles, including serving as Chief Operating Officer of Quality Partners Rhode Island, a non-profit healthcare consulting group (2003-2011), in various roles, including as a Pharmacist, Corporate Analyst, Pharmacy Supervisor, Manager, and Director of Pharmacy Programs with CVS (1982-2003), and as a Co-Owner of, and Pharmacist with, Newell’s Pharmacy in New York (1980-1984). Throughout his career, Mr. Newell has served on many National, State and Local Boards, within the Healthcare Industry. Mr. Newell is retired and stays active within the industry through his consulting company (The Newell Group LLC). He consults with a select number of companies and individuals and leverages his expertise and vast network to drive improved performance. Mr. Newell is a member of the American Pharmacist Association and Rhode Island Pharmacist Association. He received his Bachelor of Science degree in Pharmacy from Albany College of Pharmacy & Health Sciences.

Director Qualifications:

Our Board of Directors believes that Mr. Newell is well qualified to serve on the Board of Directors because of his over forty years of experience in the healthcare industry; his proven track record of growing profitable organizations through strategic initiatives and the development of high-performance teams; and his prior service on many National, State and Local Boards, within the Healthcare Industry .

What Vote is Required to Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Annual Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

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Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws, the Board has set the number of directors that shall constitute the Board at five. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Annual Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Abstentions and broker non-votes (if any) will essentially be no votes.

THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected MaloneBailey, LLP (“MaloneBailey”), as the Company’s independent auditors for the fiscal year ended December 31, 2023, and recommends that the stockholders vote to ratify such appointment. MaloneBailey previously served as the Company’s independent auditors for each of the fiscal years ended December 31, 2019 through 2022.

The Company does not anticipate a representative from MaloneBailey to be present at the annual stockholders meeting. In the event that a representative of MaloneBailey is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Audit Fees

The following tables show the fees that were billed for the audit and other services provided by MaloneBailey, LLP for the years ended December 31, 2022 and 2021.

	2022	2021
Audit Fees	$98,950	$81,500
All Other Fees	61,600	24,000
Total	$160,550	$106,000

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Audit Committee. Our Audit Committee (or the Board of Directors prior to the formation of the Audit Committee) pre-approved all services, audit and non-audit related, provided to us by MaloneBailey for 2022 and 2021.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of MaloneBailey to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of MaloneBailey as the Company’s independent auditor for the year ended December 31, 2023. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of MaloneBailey as our independent registered public accounting firm.

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Ratification of this appointment shall be effective upon the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this appointment. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of MaloneBailey.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Committee determines that such a change would be in the Company’s and the stockholders’ best interests.

For Proposal 4 to be approved, holders of a majority of all outstanding shares must vote FOR Proposal 4. Abstentions and broker non-votes (if any) will essentially be no votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 5: APPROVAL TO ADJOURN THE ANNUAL MEETING

This proposal will be presented to stockholders at the Annual Meeting to seek their approval of an adjournment to another time or place, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum.

If, at the Annual Meeting, the number of shares present or represented and voting to approve the presented proposals is not sufficient to approve such proposals, or if a quorum is not present, the Board currently intends to move to adjourn the Annual Meeting to enable the Board to solicit additional proxies for the approval of the presented proposals.

In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of granting discretionary authority to the Board to adjourn the Annual Meeting to another time and place for the purpose of soliciting additional proxies. If the stockholders approve this proposal, the Board could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders who have previously voted.

For Proposal 5 to be approved, holders of a majority of all outstanding shares must vote FOR Proposal 5. Abstentions and broker non-votes (if any) will essentially be no votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the record date by (i) each executive officer, (ii) each member of our Board, (iii) each person deemed to be the beneficial owner of more than five percent (5%) of our common stock, and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, each person named in the following table is assumed to have sole voting power and investment power with respect to all shares of our common stock listed as owned by such person. The address of each person is deemed to be the address of the Company unless otherwise noted.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Date of Determination, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. The percentages are based upon 9,318,708 shares of our common stock outstanding as of December 2, 2022.

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Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, as of the Date of Determination, (a) the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws; and (b) no person owns more than 5% of our common stock. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 2420 Brunello Trace, Lutz, FL 33558. All of the securities reported below are common stock shares as we do not currently have any other outstanding classes of stock other than our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class

Directors and Named Executive Officers:
Suren Ajjarapu, Chairman, CEO (1)	2,288,824		24.6%
Prashant Patel, Director, COO, and President (2)	2,092,371		22.5%
Donald G. Fell, Director (3)	122,862		1.3%
Michael L. Peterson, Director	—		—
Jeff Newell, Director	—		—

All executive officers, directors and director nominees as a Group (six persons)	4,504,057		48.4%

Greater than 5% Stockholders
R.S.N, LLC (4)	500,001		5.4%
Armistice Capital Master Fund Ltd. (5)	1,034,500	(6)	11.1%

*	Less than 1%.

(1) Includes (i) 1,613,824 shares owned directly by Mr. Ajjarapu, (ii) 675,000 shares owned by Mr. Ajjarapu’s wife, which Mr. Ajjarapu claims beneficial ownership of, (iii) 212,500 shares owned by the Surendra Ajjarapu Revocable Trust of 2007, which Mr. Ajjarapu claims beneficial ownership of, as Trustee, (iv) 212,500 shares owned by the Sandhya Ajjarapu Revocable Trust of 2007, which Mr. Ajjarapu claims beneficial ownership of, as Trustee, and which shares Mr. Ajjarapu is therefore deemed to beneficially own, and (v) options to purchase 14,584 shares of common stock granted in 2019, that are exercisable within 60 days of the Record Date.

(2) Includes (i) 1,675,704 shares owned directly by Mr. Patel, (ii) 416,667 shares owned by Rina Patel, Mr. Patel’s wife, which Mr. Patel claims beneficial ownership of, (iii) 400,000 shares owned by the Patel Trust; and (iv) options to purchase 14,584 shares of common stock granted in 2019, that are exercisable within 60 days of the Record Date, which Mr. Patel claims beneficial ownership of, as Trustee.

(3) Includes 49,281 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date.

(4) The securities held by R.S.N., LLC are beneficially owned by Darshan Ran and Savitri Ram, its Members. Address: 744 Broadway Avenue, Orillia, Ontario, Canada. Information comes from the Schedule 13G/A filed by R.S.N., LLC with the SEC on October 8, 2019, which we do not know, nor have reason to believe, is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

(5) The securities are directly held by Armistice Capital Master Fund Ltd. (the “Master Fund”), a Cayman Islands exempted company, and may be deemed to be indirectly beneficially owned by (i) Armistice Capital, LLC (“Armistice”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. Armistice and Steven Boyd disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein. Address 510 Madison Avenue, 7th Floor, New York, NY 10022.

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(6) Includes shares of common stock issuable upon exercise of Pre-Funded Warrants to purchase up to 601,740 shares of common stock, which are subject to a 9.99% beneficial ownership limitation and shares of common stock issuable upon exercise of the Private Placement Warrants, which are subject to a 4.99% beneficial ownership limitation.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You received these proxy materials because you owned shares of Trxade’s common stock as of May 22, 2023, the record date for the Annual Meeting, and our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement describes matters on which we would like you to vote at the Annual Meeting. It also gives you information on these matters so that you can make an informed decision.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on June 15, 2023, at 10:00 a.m. Eastern Time virtually at https://agm.issuerdirect.com/meds.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, 10,210,878 shares of our common stock were outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting on the matters described in this Proxy Statement. Each share of common stock is entitled to one vote.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be accessible for 10 days before the meeting at our principal place of business, 2420 Brunello Trace, Lutz, Florida 33558, between the hours of 9:00 a.m. and 5:00 p.m. local time.

How do I vote at the Annual Meeting?

If on the record date your shares were registered directly in your name with our Transfer Agent, then you are a stockholder of record. Stockholders of record may vote by mail, by using the Internet, or by telephone, as described below. Stockholders of record also may attend the Annual Meeting virtually and vote during the Annual Meeting.

● You may vote by mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on June 14, 2023.

● You may vote by using the Internet. The address of the website for Internet voting is https://www.iproxydirect.com/meds. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 14, 2023, the day before the Annual Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded. You may also vote by using the Internet during the Annual Meeting.

● You may vote by telephone. The toll-free telephone number is 1-866-752-VOTE(8683). Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 14, 2023. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

When you vote by any of the above methods, you appoint Suren Ajjarapu, our Chairman, Chief Executive Officer and Secretary, and Prashant Patel, our President, Chief Operation Officer, Director and Interim Principal Financial/Accounting Officer, as your representatives (or proxyholders) at the Annual Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Annual Meeting. The proxyholders will vote your shares at the Annual Meeting as you have instructed them.

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In addition, the proxyholders, in their discretion, are further authorized to vote on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

If you hold shares through a bank or broker (i.e., in “street name”), please refer to your proxy card, Notice, or other information forwarded by your bank or broker to see which voting options are available to you.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend. If you desire to vote at the Annual Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote virtually at the Annual Meeting.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the stockholder of record of your shares, you may revoke your proxy in any one of three ways:

● You may submit a subsequent proxy by mail with a later date, by using the Internet, or by telephone;

● You may deliver a written notice that you are revoking your proxy to the Secretary of Trxade at 2420 Brunello Trace, Lutz, Florida 33558; or

● You may attend the Annual Meeting virtually and vote your shares at the Annual Meeting. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

How many votes do you need to hold the Annual Meeting?

Under our bylaws, a quorum will be present if the holders of a majority of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors is represented in person or by proxy at the Annual Meeting. Under Delaware law, if the board of directors of a company so authorizes, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication, be deemed present in person at a stockholders meeting. The Board has so authorized. On the record date, there were 10,210,878 shares of common stock outstanding and entitled to vote. Therefore, for us to have a quorum, shares entitled to 5,105,440 votes must be represented by stockholders present at the Annual Meeting or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting virtually and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the stockholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum shall be present or represented.

What matters will be voted on at the Annual Meeting?

The following matters are scheduled to be voted on at the Annual Meeting:

● Proposal 1: To approve a proposal to authorize the Board, in its sole and absolute discretion, and without further action of the stockholders, to file an amendment to our Certificate of Incorporation, as amended to the date of this proxy statement, to effect a reverse stock split of our issued and outstanding common stock at a ratio to be determined by the Board, ranging from one-for-ten to one-for-one hundred, with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion, but no later than December 31, 2023, when the authority granted in this proposal to implement the Reverse Split would terminate;

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● Proposal 2: To approve an amendment to the 2019 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 2,000,000 shares;

● Proposal 3: To elect five directors to the Board each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following five nominees: Suren Ajjarapu, Prashant Patel, Donald G. Fell, Michael L. Peterson, and Jeff Newell;

● Proposal 4: To ratify the appointment of MaloneBailey LLP as our independent auditor for the fiscal year ending December 31, 2023; and

● Proposal 5: To approve an adjournment of the Annual Meeting, if necessary and appropriate, as determined by the Board in its sole discretion, to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve the presented proposals or to constitute a quorum.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

What will happen if I do not vote my shares?

Stockholder of Record: Shares Registered in Your Name. If you are the stockholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet, or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank. Brokers, banks, or other nominees who hold shares of our common stock or preferred stock for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposals 3, 4 and 5 are matters we believe will be considered routine and, therefore, brokers will have discretionary authority to vote on these proposals and there will not be any broker non-votes assuming the broker exercises its discretionary authority. Brokers do not always exercise this discretionary authority, and if your broker does not (and you have not given any voting direction), your shares will not be voted. We strongly encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted in accordance with your instructions at the Annual Meeting.

How may I vote for each proposal and what is the vote required for each proposal?

Proposal 1: Approval of the reverse stock split of our common stock.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 1. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all outstanding shares. Abstentions and broker non-votes (if any) will essentially be no votes.

Proposal 2: Amendment to the 2019 Equity Incentive Plan.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 2. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all outstanding shares. Abstentions and broker non-votes (if any) will essentially be no votes.

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Proposal 3: Election of Directors.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 3. A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Annual Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Abstentions and broker non-votes (if any) will essentially be no votes.

Proposal 4: Ratification of Appointment of Auditors.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 4. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all outstanding shares. Abstentions and broker non-votes (if any) will essentially be no votes.

Proposal 5: Approval of the adjournment of the Annual Meeting.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 5. For this proposal to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on the Proposal. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote FOR Proposals 1 through 5.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

●	Proposal 1: FOR the approval of the reverse stock split of our common stock;

●	Proposal 2: FOR the amendment to the 2019 Equity Incentive Plan;

●	Proposal 3: FOR the election of each director nominee;

●	Proposal 4: FOR the approval of ratification of appointment of auditors; and

●	Proposal 5: FOR the approval of the adjournment of the Annual Meeting.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. The proxyholders, in their discretion, are further authorized to vote on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by the Board. In addition to this solicitation, our officers, directors, and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors, and employees will not be paid any additional compensation for soliciting proxies. Furthermore, we may also retain one or more third parties to aid in the solicitation of brokers, banks, and institutional and other stockholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

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How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four business days following the conclusion of the Annual Meeting.

How can I find Trxade’s proxy materials on the Internet?

This Proxy Statement is available at our corporate website at https://investors.trxadegroup.com/nasdaq-meds/sec-filings/. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at https://investors.trxadegroup.com/nasdaq-meds/sec-filings/, which does not have “cookies” that identify visitors to the site.

How do I obtain a separate set of Trxade’s proxy materials if I share an address with other stockholders?

In some cases, stockholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one copy of the Notice and Proxy Statement. This practice is designed to reduce duplicate mailings and save printing and postage costs as well as natural resources. If you would like to have a separate copy of the Notice and the Proxy Statement mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your Notice or proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, stockholders receiving multiple copies of the Notice and Proxy Statement at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your Notice or proxy card.

Can I receive future proxy materials and annual reports electronically?

Yes. This Proxy Statement is available at https://www.iproxydirect.com/meds and https://agm.issuerdirect.com/meds. Instead of receiving paper copies in the mail, stockholders can elect to receive an email that provides a link to our future proxy materials and annual reports on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our Annual Meetings and will give you an automatic link to the proxy voting site.

STOCKHOLDER PROPOSALS AND NOMINATIONS

As previously stated in our proxy statement filed with the SEC on April 21, 2022 in connection with the 2022 annual meeting of stockholders, stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act must have been received by the Secretary of the Company no later than the close of business on December 31, 2022 and otherwise comply with the requirements of Delaware law, Rule 14a-8 of the Exchange Act and our by-laws, in order to be considered for inclusion in our proxy statement for the 2023 annual meeting of stockholders. If we change the date of the 2023 annual meeting of stockholders by more than 30 days from the anniversary of the 2022 annual meeting of stockholders, stockholder proposals must be received a reasonable time before we begin to print and mail our proxy materials for the 2023 annual meeting of stockholders.

Stockholders who wish to (a) nominate persons for election to the Board at the 2023 annual meeting of stockholders or (b) present a proposal at the 2023 annual meeting of stockholders, but who do not intend for such proposal to be included in our proxy materials for such meeting, must deliver written notice of the nomination or proposal to Trxade Health, Inc., 2420 Brunello Trace, Lutz, Florida 33558, Attention: Secretary, no earlier than December 31, 2022 and no later than March 16, 2023. However, if the 2023 annual meeting of stockholders is held earlier than May 4, 2023 or later than July 3, 2023, nominations and proposals must be received no later than the close of business on the later of (a) the 60th day prior to the 2023 annual meeting of stockholders and (b) the 10th day following the day we first publicly announce the date of the 2023 annual meeting. The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in the bylaws.

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OTHER MATTERS

This Proxy Statement is available at our corporate website at https://investors.trxadegroup.com/nasdaq-meds/sec-filings/. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at https://investors.trxadegroup.com/nasdaq-meds/sec-filings/, which does not have “cookies” that identify visitors to the site.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

Proxy Services

1 Glenwood Avenue STE 1001 Raleigh, NC 27603

919-481-4000

919-481-4000 ext. 100

Proxy@issuerdirect.com

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by mail, by signing and returning the enclosed proxy card, by using the Internet, or by telephone, so your shares will be represented at the Annual Meeting.

The form of proxy card and this Proxy Statement have been approved by the Board and are being mailed or delivered to stockholders by its authority.

The Board of Directors of Trxade Health, Inc.

Lutz, Florida

May 25, 2023

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CERTIFICATE OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

TRXADE HEALTH, INC.

TRxADE Health Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), DOES HEREBY CERTIFY:

First: The name of the Corporation is TRxADE Health Inc.

Second: That the Corporation’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) be amended by amending and restating Article V, Subsection 3, thereof to read as follows:

3. REVERSE STOCK SPLIT OF OUTSTANDING COMMON STOCK

Effective as of the effective date of such Amendment as set forth below (the “Effective Time”), in a ratio to be determined by the Board, ranging from one-for-ten to one-for-one hundred, every [-] ([-]) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time, or held in treasury prior to the Effective Time (collectively the “Old Capital Stock”), shall be automatically reclassified and combined into One (1) share of Common Stock (the “Reverse Stock Split”). Any stock certificate that, immediately prior to the Effective Time, represented shares of Old Capital Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares as equals the quotient obtained by dividing the number of shares of Old Capital Stock represented by such certificate immediately prior to the Effective Time by [-] ([-]), subject to any adjustments for fractional shares as set forth below; provided, however, that each person holding of record a stock certificate or certificates that represented shares of Old Capital Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of capital stock to which such person is entitled under the foregoing reclassification. No fractional shares of capital stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional share of capital stock to which a stockholder would otherwise be entitled, the Corporation shall issue that number of shares of capital stock as rounded up to the nearest whole share. The Reverse Stock Split shall have no effect on the number of authorized shares of capital stock, previously designated series of preferred stock or the par value thereof as set forth above in the preceding paragraphs.”

Third: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Fourth: That this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation shall be effective as of _________ on the __ day of _________, 2023.

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to Second Amended and Restated Certificate of Incorporation to be signed by its President and Chief Executive Officer this ____ day of ___________ 2023.

TRXADE HEALTH, INC.

By:
Suren Ajjarapu
President and Chief Executive Officer

A-1

TRXADE GROUP, INC.

SECOND AMENDED AND RESTATED

2019 EQUITY INCENTIVE PLAN

Second Amended and Restated 2019 Equity Incentive Plan Trxade Group, Inc.

B-1

TRXADE GROUP, INC.

SECOND AMENDED AND RESTATED

2019 EQUITY INCENTIVE PLAN

ARTICLE I.

PREAMBLE

1.1. This Second Amended and Restated 2019 Equity Incentive Plan of Trxade Group, Inc. (the “Company”) is intended to secure for the Company and its Affiliates the benefits arising from ownership of the Company’s Common Stock by the Employees, Officers, Directors and Consultants of the Company and its Affiliates, all of whom are and will be responsible for the Company’s future growth. The Plan is designed to help attract and retain for the Company and its Affiliates personnel of superior ability for positions of exceptional responsibility, to reward Employees, Officers, Directors and Consultants for their services and to motivate such individuals through added incentives to further contribute to the success of the Company and its Affiliates. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2. Awards under the Plan may be made to an Eligible Person in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3. The Company’s Board of Directors adopted the Plan on October 9, 2019 (the “Effective Date”) and amended the Plan on April 8, 2020 (the “First Amendment and Restatement”), subject to stockholder approval. Effectiveness of the First Amendment and Restatement is subject to stockholder approval in accordance with the Company’s Certificate of Incorporation and Bylaws, each as amended, and Applicable Laws. Unless sooner terminated as provided elsewhere in this Plan, this Plan shall terminate upon the close of business on the day next preceding the tenth (10th) anniversary of the Effective Date. Award Agreements outstanding on such date shall continue to have force and effect in accordance with the provisions thereof.

1.4. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).

1.5. Capitalized terms shall have the meaning provided in ARTICLE II unless otherwise provided in this Plan or any related Award Agreement.

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ARTICLE II.

DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1. “Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2. “Administrator” means the Board or a Committee.

2.3. “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereinafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

2.4. “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal, state or local laws, any Stock Exchange rules or regulations and the applicable laws, rules or regulations of any other country or jurisdiction where Awards are granted under the Plan or Participants reside or provide services, as such laws, rules and regulations shall be in effect from time to time.

2.5. “Available Shares” means the sum of (i) two million (2,000,000) shares of Common Stock, and (ii) an annual increase on April 1st of each calendar year, beginning in 2021 and ending in 2029 (each a “Date of Determination”), in each case subject to the approval and determination of the Administrator on or prior to the applicable Date of Determination, equal to the lesser of (A) ten percent (10%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Administrator (the “Share Limit”). Notwithstanding the foregoing, shares added to the Available Shares by the Share Limit are available for issuance as Incentive Stock Options only to the extent that making such shares available for issuance as Incentive Stock Options would not cause any Incentive Stock Option to cease to qualify as such. In the event that the Administrator shall not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable Date of Determination, the Share Limit and Available Shares, shall remain at such level as they were prior to such applicable Date of Determination. For clarity, the Available Shares is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan.

2.6. “Award” means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.7. “Award Agreement” means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.8. “Board of Directors” or “Board” means the Board of Directors of the Company, as constituted from time to time.

2.9. “Bylaws” means the Company’s Bylaws as amended and restated from time to time.

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2.10. “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company).

2.11. “Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

2.12. “Committee” means a committee of two or more members of the Board appointed by the Board in accordance with Section 3.2 of the Plan. In the event the Company has not designated a Committee pursuant to Section 3.2 of the Plan, “Committee” shall refer to the Compensation Committee of the Company (in the event the Compensation Committee has authority to administer the Plan), if any, or the Board of Directors of the Company.

2.13. “Common Stock” means the Company’s common stock.

2.14. “Company” means Trxade Group, Inc., a Delaware corporation.

2.15. “Consultant” means any person, including an advisor engaged by the Company or an Affiliate to render bona fide consulting or advisory services to the Company or an Affiliate, other than as an Employee, Director or Non-Employee Director.

2.16. “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant (unless otherwise provided for in the applicable Award Agreement), as determined by the Administrator in good faith and subject to Applicable Laws. Subject to Applicable Laws, the Administrator shall determine whether a leave of absence, or absence in military or government service, shall constitute an interruption of Continuous Service Status; provided, however, that, (i) if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months, then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period, and the Incentive Stock Option shall thereafter automatically become a Nonqualified Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy, and (ii) the Administrator shall not have any such discretion to the extent that the grant of such discretion would cause any tax to become due under Section 409A of the Code. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its subsidiaries or Affiliates, or their respective successors.

2.17. “Director” means a member of the Board of Directors of the Company.

2.18. “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

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2.19. “Effective Date” shall be the date set forth in Section 1.3 of the Plan.

2.20. “Eligible Employee” means an Eligible Person who is an Employee of the Company or any Affiliate.

2.21. “Eligible Person” means any Employee, Officer, Director, Non-Employee Director or Consultant of the Company or any Affiliate, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations as may be provided by the Code, the Act, or the Administrator. In making such determinations, the Administrator may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Administrator in its discretion shall deem relevant.

2.22. “Employee” means an individual who is a common-law employee of the Company or an Affiliate including employment as an Officer. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

2.23. “ERISA” means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.24. “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

2.24.1 If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE American, Nasdaq National Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

2.24.2 If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported for the date in question, or the Common Stock is quoted on an over-the-counter market, the Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

2.24.3 In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

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2.24.4 The Administrator may also adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Award(s) (for example, and without limitation, the Administrator may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date).

2.25. “Grant Date” means, as to any Award, the latest of:

2.25.1 the date on which the Administrator authorizes the grant of the Award; or

2.25.2 the date the Participant receiving the Award becomes an Employee or a Director of the Company or its Affiliate, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or

2.25.3 such other date (later than the dates described in 2.26.1 and 2.26.2 above) as the Administrator may designate and as set forth in the Participant’s Award Agreement.

2.26. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.27. “Incentive Stock Option” means a Stock Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and is granted under ARTICLE IV of the Plan and designated as an Incentive Stock Option in a Participant’s Award Agreement.

2.28. “Non-Employee Director” shall have the meaning set forth in Rule 16b-3 under the Act.

2.29. “Nonqualified Stock Option” means a Stock Option not intended to qualify as an Incentive Stock Option and is not so designated in the Participant’s Award Agreement.

2.30. “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Act.

2.31. “Option Period” means the period during which a Stock Option may be exercised from time to time, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

2.32. “Option Price” means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Administrator and set forth in the Award Agreement for each Participant who is granted a Stock Option.

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2.33. “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

2.34. “Participant” means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award or, if applicable, such other person who holds an outstanding Award.

2.35. “Performance Objectives” shall have the meaning set forth in ARTICLE IX of the Plan.

2.36. “Performance Period” shall have the meaning set forth in ARTICLE IX of the Plan.

2.37. “Performance Share” means an Award under ARTICLE IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Administrator, in its sole discretion, shall establish at the time of such Award and set forth in a Participant’s Award Agreement.

2.38. “Plan” means this Trxade Group, Inc. Second Amended and Restated 2019 Equity Incentive Plan, as it may be amended from time to time.

2.39. “Reporting Person” means a person required to file reports under Section 16(a) of the Act.

2.40. “Restricted Stock” means an Award under ARTICLE VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant’s ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Administrator, in its sole discretion, shall determine at the time of such Award and set forth in a Participant’s Award Agreement.

2.41. “Restriction Period” means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Administrator, in its sole discretion, shall establish and set forth in a Participant’s Award Agreement.

2.42. “Retirement” means retirement as determined under procedures established by the Administrator or in any Award, as set forth in a Participant’s Award Agreement.

2.43. “Rule 16b-3” means Rule 16b-3 promulgated under the Act or any successor to Rule 16b-3, as in effect from time to time. Those provisions of the Plan which make express reference to Rule 16b-3, or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3, shall apply only to a Reporting Person.

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2.44. “Shares” means shares of Common Stock issued in connection with Awards granted under this Plan, including, where applicable, upon exercise of Stock Options granted under this Plan.

2.45. “Stock Exchange” means any stock exchange or consolidated stock price reporting system (including, but not limited to Nasdaq) on which prices for the Common Stock are quoted at any given time.

2.46. “Stock Award” means an Award of shares of Common Stock under ARTICLE VIII of the Plan.

2.47. “Stock Option” means an Award under ARTICLE IV or ARTICLE V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.48. “Ten Percent Stockholder” means an individual who owns (or is deemed to own pursuant to Section 424(d) of the Code), at the time of grant, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

2.49. “Termination of Service” means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Company or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Company and its Affiliates and (ii) in the case of a Director who is not an Employee of the Company or any Affiliate, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued service shall be made by the Administrator in its sole discretion. In determining whether a Termination of Service has occurred, the Administrator may provide that service as a Consultant or service with a business enterprise in which the Company has a significant ownership interest shall be treated as employment with the Company.

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ARTICLE III.

ADMINISTRATION

3.1. The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3. The Administrator shall have the exclusive right to interpret and construe the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Administrator may adopt, establish, amend and rescind such rules, regulations and procedures as it may deem appropriate for the proper administration of the Plan, make all other determinations which are, in the Administrator’s judgment, necessary or desirable for the proper administration of the Plan, amend the Plan or a Stock Award as provided in ARTICLE XI, and terminate or suspend the Plan as provided in ARTICLE XI. All acts, determinations and decisions of the Administrator made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all persons. On or after the date of grant of an Award under the Plan, the Administrator may (i) accelerate the date on which any such Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Award may remain outstanding, or (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Award; provided, that the Administrator shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

3.2. The Administrator may, to the full extent permitted by and consistent with Applicable Law and the Company’s Bylaws, and subject to Subparagraph 3.2.1 herein below, delegate any or all of its powers with respect to the administration of the Plan to the Company’s Compensation Committee or another Committee of the Company consisting of not fewer than two members of the Board each of whom shall qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a Non-Employee Director and as an Outside Director.

3.2.1 If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Administrator as set forth herein, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in the Plan to the Administrator shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not consistent with the provisions of the Plan, as may be adopted from time to time by the Board.

3.2.2 The Board may abolish the Committee at any time and reassume all powers and authority previously delegated to the Committee.

3.2.3 In addition to, and not in limitation of, the right of Administrator, the full Board of Directors and/or the Company’s Compensation Committee may from time to time grant Awards to Eligible Persons pursuant to the terms and conditions of this Plan, subject to the requirements of the Code, Rule 16b-3 under the Act or any other Applicable Law, rule or regulation. In connection with any such grants, the Board of Directors and/or the Company’s Compensation Committee shall have all of the power and authority of the Administrator to determine the Eligible Persons to whom such Awards shall be granted and the other terms and conditions of such Awards.

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3.3. Without limiting the provisions of this ARTICLE III, and subject to the provisions of ARTICLE X, the Administrator is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Company, with respect to an outstanding Award in the event of a Change of Control as described in ARTICLE X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Administrator may take such actions pursuant to this Section 3.3 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Board (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.4. Subject to the provisions of Section 3.9 and this Section 3.4, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be the Available Shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Company.

3.4.1 For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.

3.4.2 If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Company, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option or to satisfy tax withholding requirements be available for future grants under the Plan.

3.4.3 For purposes of clarifying the preceding paragraph, shares of Common Stock covered by Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. In addition, shares of Common Stock related to Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan.

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3.4.4 The foregoing subsections 3.4.1 and 3.4.2 of this Section 3.4 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other Applicable Law, rule or regulation.

3.5. Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan and shall include any other terms and conditions (not inconsistent with the Plan) required by the Administrator. In the event any Award is not evidenced by a written Award Agreement, such Award shall be governed by the terms of this Plan and the terms and conditions of the grant of the Award as evidenced by the minutes of the Administrator (or any authorized Committee thereof). For the sake of clarity, the failure of the Company to document an Award by way of a written Award Agreement shall not affect the validity of such Award.

3.6. In the event the Plan and/or the Common Stock issuable in connection with Awards hereunder are registered with the Securities Exchange Commission (the “SEC”) under the Act, no free-trading shares of Common Stock shall be issuable by the Company under the Plan and pursuant to such registration statement, (a) except to natural persons (as such term is interpreted by the SEC); (b) in connection with services associated with the offer or sale of securities in a capital-raising transaction; or (c) where the services directly or indirectly promote or maintain a market for the Company’s securities.

3.7. The Administrator may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any Stock Exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Administrator may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Administrator may rely upon an opinion of counsel for the Company.

3.8. Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a stockholder of the Company with respect to any shares of Common Stock subject to such Participant’s Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Administrator, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

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3.9. The total amount of shares with respect to which Awards may be granted under the Plan, the Share Limit, the ISO Limit and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as a result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.10. No director or person acting pursuant to authority delegated by the Administrator shall be liable for any action or determination under the Plan made in good faith. The members of the Administrator shall be entitled to indemnification by the Company in the manner and to the extent set forth in the Company’s Articles of Incorporation, as amended, Bylaws or as otherwise provided from time to time regarding indemnification of Directors.

3.11. The Administrator shall be authorized to make adjustments in any performance- based criteria or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Company (or any Affiliate, if applicable) or its financial statements or changes in Applicable Laws, regulations or accounting principles. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Company (or any Affiliate, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Administrator may, in its sole discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.12. Subject to the express provisions of the Plan, the Administrator shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Administrator in its sole discretion.

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ARTICLE IV.

INCENTIVE STOCK OPTIONS

4.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this ARTICLE IV and ARTICLE III and ARTICLE VI and subject to the following conditions:

4.1.1 Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Administrator.

4.1.2 The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date, or (ii) in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the Grant Date.

4.1.3 An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Administrator as the Option Period and set forth in the Award Agreement; provided, however, that, in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, such period shall not exceed five (5) years from the Grant Date; and further, provided that, in any event, the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement; and provided, further, that such period shall not exceed the period of time ending on the date three (3) months following a Termination of Service (except as otherwise provided in any employment agreement approved by the Administrator), unless employment shall have terminated:

(i) as a result of Disability, in which event such period shall not exceed the period of time ending on the date twelve (12) months following a Termination of Service; or

(ii) as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed the period of time ending on the earlier of the date twelve (12) months after the date of death;

(iii) and provided, further, that such period following a Termination of Service or death shall in no event extend beyond the original Option Period of the Incentive Stock Option.

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4.1.4 The aggregate Fair Market Value of the shares of Common Stock with respect to which any Incentive Stock Options (whether under this Plan or any other plan established by the Company) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective Grant Dates; provided, however, that to the extent permitted under Section 422 of the Code, if the aggregate Fair Market Values of the shares of Common Stock with respect to which Stock Options intended to be Incentive Stock Options are first exercisable by any Eligible Employee during any calendar year (whether such Stock Options are granted under this Plan or any other plan established by the Company) exceed one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonqualified Stock Options.

4.1.5 No Incentive Stock Options may be granted more than ten (10) years from the Effective Date.

4.1.6 The Award Agreement for each Incentive Stock Option shall provide that the Participant shall notify the Company if such Participant sells or otherwise transfers any shares of Common Stock acquired upon exercise of the Incentive Stock Option within two (2) years of the Grant Date of such Incentive Stock Option or within one (1) year of the date such shares were acquired upon the exercise of such Incentive Stock Option.

4.2. Subject to the limitations of Sections 3.4 and 4.5, and notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.9 hereof, the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under this Plan is 25,000,000 shares (the “ISO Limit”).

4.3. The Administrator may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this ARTICLE IV or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4. Each provision of this ARTICLE IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

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ARTICLE V.

NONQUALIFIED STOCK OPTIONS

5.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this ARTICLE V and ARTICLE III or ARTICLE VI and subject to the following conditions:

5.1.1 Nonqualified Stock Options may be granted to any Eligible Person, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Administrator.

5.1.2 The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date; provided, however, that the exercise price of each Nonqualified Stock Option granted under the Plan shall in no event be less than the par value per share of the Company’s Common Stock.

5.1.3 A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Administrator and set forth in the Award Agreement; provided, however, that, in any event, the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Administrator and set forth in the related Award Agreement.

5.2. The Administrator may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this ARTICLE V or ARTICLE III or ARTICLE VI, as determined in its sole discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

ARTICLE VI.

INCIDENTS OF STOCK OPTIONS

6.1. Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Administrator and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with Applicable Laws, regulations or rulings of any governmental authority.

6.2. Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant’s guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant’s Award Agreement by the executor or personal representative of such Participant’s estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant’s will or by inheritance. The Administrator, in its sole discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant’s Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant’s Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant’s Immediate Family), subject to such limits as the Administrator may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Administrator shall apply to the right to consent to amendments to the Award Agreement.

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6.3. Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Administrator, subject to limitations set forth in the Stock Option Award Agreement. The Administrator may, in its sole discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Administrator. In the sole discretion of the Administrator, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Administrator also may, in its sole discretion, permit the payment of the exercise price of a Stock Option by the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4. The holder of a Stock Option shall have no rights as a stockholder with respect to any shares covered by the Stock Option (including, without limitation, any voting rights, the right to inspect or receive the Company’s balance sheets or financial statements or any rights to receive dividends or non-cash distributions with respect to such shares) until such time as the holder has exercised the Stock Option and then only with respect to the number of shares which are the subject of the exercise. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

6.5. The Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

6.6. The Administrator may at any time offer to purchase a Participant’s outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant’s Stock Option, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

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6.7. The Administrator shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

6.8. Notwithstanding anything to the contrary herein, the Company may reprice any Stock Option without the approval of the stockholders of the Company. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a Stock Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling a Stock Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock, in exchange for another Stock Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by exchange or market on which the Company’s Common Stock then trades or is quoted.

6.9. In addition to, and without limiting the above Section 6.8, the Administrator may permit the voluntary surrender of all or a portion of any Stock Option granted under the Plan to be conditioned upon the granting to the Participant of a new Stock Option for the same or a different number of shares of Common Stock as the Stock Option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new Stock Option to such Participant. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at such Option Price, during such Option Period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon surrender, the Stock Options surrendered shall be canceled and the shares of Common Stock previously subject to them shall be available for the grant of other Stock Options.

ARTICLE VII.

RESTRICTED STOCK

7.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE VII.

7.2. The Administrator shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

7.2.1 the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

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7.2.2 the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);

7.2.3 the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;

7.2.4 whether such Restricted Stock is subject to repurchase by the Company or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;

7.2.5 whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and

7.2.6 whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Company for the account of the Participant.

7.3. Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Administrator may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Administrator and has otherwise complied with the applicable terms and conditions of such Award.

7.4. In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant’s Termination of Service and shall be reacquired, canceled and retired by the Company. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant’s Restricted Stock, if it finds that a waiver would be appropriate.

7.5. Except as otherwise provided in this ARTICLE VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

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7.6. Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Administrator, such certificate or certificates will be held in custody by the Company until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such Restriction Period, in which case the Company shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, all as set forth in the Participant’s Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Company a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Company.

7.7. Except as provided in this ARTICLE VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a stockholder of the Company, including the right to vote the shares and the right to receive any distributions, unless and until such shares are otherwise forfeited by such Participant; provided, however, the Administrator may require that any cash dividends with respect to such shares of Restricted Stock be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock be withheld by the Company or its Affiliates for the account of the Participant. The Administrator shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

ARTICLE VIII.

STOCK AWARDS

8.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this ARTICLE VIII.

8.2. For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.

8.3. Unless otherwise determined by the Administrator and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder of the Company. Notwithstanding any other provision of this Plan, unless the Administrator expressly provides otherwise with respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

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ARTICLE IX.

PERFORMANCE SHARES

9.1. The Administrator, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its Affiliates, subject to the terms and conditions set forth in this ARTICLE IX.

9.2. The Administrator shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

9.2.1 the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by Applicable Law;

9.2.2 the performance period (the “Performance Period”) and/or performance objectives (the “Performance Objectives”) applicable to such Awards;

9.2.3 the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and

9.2.4 the form of settlement of a Performance Share.

9.3. At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock.

9.4. Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5. Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Administrator may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Administrator expects to have a substantial effect on the applicable Performance Objectives during such period, the Administrator may revise such Performance Objectives.

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9.6. In the sole discretion of the Administrator and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant’s Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of a Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Administrator may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro-rated for the portion of the Performance Period during which the Participant was employed by the Company or an Affiliate; provided, however, that the Administrator may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Administrator deems appropriate or desirable.

9.7. The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Administrator in its sole discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Administrator and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8. Performance Shares shall not be transferable by the Participant. The Administrator shall have the authority to place additional restrictions on the Performance Shares including, but not limited to, restrictions on transfer of any shares of Common Stock that are delivered to a Participant in settlement of any Performance Shares.

ARTICLE X.

CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1. Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

10.1.1 all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price, and shall remain exercisable for the remaining Option Period, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;

10.1.2 all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:

(i) all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to earn one hundred percent (100%) of the Performance Shares covered by the Award;

(ii) the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;

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(iii) the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Administrator, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and

(iv) upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect; and

10.1.3 all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended.

10.2. Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Company, each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1.1, 10.1.2 and 10.1.3 above.

10.3. After the merger of one or more corporations into the Company or any Affiliate, any merger of the Company into another corporation, any consolidation of the Company or any Affiliate of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant’s Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Administrator may, in its sole discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

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ARTICLE XI.

AMENDMENT AND TERMINATION

11.1. Subject to the provisions of Section 11.2, the Board of Directors at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof, to the extent required by the Act or the Code, or rules and regulations of the Stock Exchange and/or such other securities exchanges, if any, which the Company’s Common Stock is then subject to, however, no amendment, without approval by the Company’s stockholders, shall:

11.1.1 materially alter the group of persons eligible to participate in the Plan;

11.1.2 except as provided in Section 3.4, change the maximum aggregate number of shares of Common Stock that are available for Awards under the Plan; or

11.1.3 alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1.4 or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.

11.2. No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the stockholders of the Company shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Administrator) any Award theretofore granted to such Participant under this Plan; provided, however, that the Administrator retains the right and power to:

11.2.1 annul any Award if the Participant is terminated for cause as determined by the Administrator; and

11.2.2 convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.

11.3. If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in ARTICLE X.

ARTICLE XII.

SECURITIES MATTERS AND REGULATIONS

12.1. Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

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12.2. Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

12.3. In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

ARTICLE XIII.

SECTION 409A OF THE CODE

13.1. Unless otherwise expressly provided for in an Award Agreement, the Plan and each Award Agreement will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Administrator determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

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13.2. With respect to any Award that constitutes nonqualified deferred compensation within the meaning of Section 409A of the Code, termination of a Participant’s Continuous Service Status shall mean a separation from service within the meaning of Section 409A of the Code, unless the Participant was an Employee immediately prior to such termination and is then contemporaneously retained as a Consultant pursuant to a written agreement and such agreement provides otherwise. The Continuous Service Status of a Participant shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to a subsidiary and such subsidiary ceases to be a subsidiary, unless the Administrator determines otherwise. To the extent permitted by Section 409A of the Code, a Participant who ceases to be an Employee of the Company but continues, or simultaneously commences, services as a Director of the Company shall be deemed to have had a termination of Continuous Service Status for purposes of the Plan.

ARTICLE XIV.

MISCELLANEOUS PROVISIONS

14.1. Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Company or its Affiliates or to serve as a Director or shall interfere in any way with the right of the Company or its Affiliates or the stockholders of the Company, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Company or its Affiliates for the benefit of their respective employees unless the Company shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Company. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Administrator, be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in ARTICLE VII with respect to Restricted Stock and except as otherwise provided by the Administrator.

14.2. The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

14.3. The terms of the Plan shall be binding upon the Company, its successors and assigns.

14.4. Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Company to such Participant shall terminate immediately.

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14.5. This Plan and all actions taken hereunder shall be governed by the laws of the State of Delaware.

14.6. Each Participant exercising an Award hereunder agrees to give the Administrator prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof, as applicable.

14.7. If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to Applicable Laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award Agreement, it shall be stricken, and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

14.8. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company or any of its Affiliates to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or to transfer all or part of its business or assets.

14.9. The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

14.10. If a Participant is required to pay to the Company an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the issuance of Common Stock to such Participant shall not be made (or the transfer of shares by such Participant shall not be required to be effected, as applicable) unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company. To the extent provided by the terms of an Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

14.11. Compliance with other laws.

14.11.1 For Reporting Persons:

(i) the Plan is intended to satisfy the provisions of Rule 16b-3;

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(ii) all transactions involving Participants who are subject to Section 16(b) of the Act are subject to the provisions of Rule 16b-3 regardless of whether they are set forth in the Plan; and

(iii) any provision of the Plan that conflicts with Rule 16b-3 does not apply to the extent of the conflict.

14.11.2 If any provision of the Plan, any Award, or Award Agreement conflicts with the requirements of Code Section 162(m) or 422 for Awards subject to these requirements, then that provision does not apply to the extent of the conflict.

14.11.3 Notwithstanding any other provision of the Plan, if, for an Employee of a parent company, the conversion of an Incentive Stock Option to a Nonqualified Stock Option or the treatment of an Incentive Stock Option as a Nonqualified Stock Option would not satisfy the requirements of Code Section 409A or an exemption thereto, as determined by the Administrator in its exclusive discretion, then the Incentive Stock Option shall terminate on the date that it would no longer qualify as an Incentive Stock Option as determined by the Administrator in its exclusive discretion.

14.12. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Administrator, shall be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Administrator, in its sole discretion, may determine.

14.13. Any reference in the Plan to a written document includes any document delivered electronically or posted on the Company’s intranet.

14.14. The headings and captions in the Plan are inserted as a matter of convenience for organizational purposes, and do not construe, define, extend, interpret, or limit any provision of the Plan.

14.15. Whenever the context may require, any pronoun includes the corresponding masculine, feminine, or neuter form, and the singular includes the plural and vice versa.

14.16. Any reference in the Plan to a statutory or regulatory provision includes corresponding successor provisions.

14.17. The proceeds from the sale of shares pursuant to Awards granted under the Plan shall constitute general funds of the Company.

14.18. A Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

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14.19. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by Applicable Law, Company policy and/or the requirements of a Stock Exchange on which the Shares are listed for trading, in each case, as in effect from time to time, to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan. No such recoupment of compensation will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement between any Participant and the Company.

14.20. Corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, unless otherwise determined by the Administrator, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of Shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the preparation of the Award Agreement or related grant documentation, the corporate records will control, and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documentation.

14.21. Nothing contained in the Plan or in any Award agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Award is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

14.22. Adopted by the Board of Directors on October 9, 2019 and ratified by the stockholders of the Company on October 15, 2019. Amended and restated by the stockholders of the Company on May 29, 2020 and May 27, 2021.

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AMENDMENT
TO THE

TRXADE GROUP, INC. SECOND AMENDED AND RESTATED 2019 Equity incentive plan

This Amendment to the Trxade Group, Inc. Second Amended and Restated 2019 Equity Incentive Plan (the “Plan”) is made and entered into effective as of the June 15, 2023, by Trxade Health, Inc. (f/k/a Trxade Group, Inc.) (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company filed a Certificate of Amendment of Certificate of Incorporation with the Secretary of State for the State of Delaware on May 27, 2021, which changed the name of the Company to Trxade Health, Inc.;

WHEREAS, the Company maintains the Plan, which is administered by the Compensation Committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”), to provide for grants of equity awards to employees and other service providers of the Company;

WHEREAS, Section 2.5 of the Plan currently authorizes the issuance of a maximum of 2,000,000 shares (plus an annual increase as described in the Plan) of the Company’s common stock (“Common Stock”) for all awards under the Plan;

WHEREAS, as required under Sections 11.1 and 11.2 of the Plan, the Company’s Board and shareholders have approved this amendment of the Plan to increase the number of shares of Common Stock that may be issued under the Plan;

NOW, THEREFORE, the Company hereby amends the Plan as follows:

1. Effective June 15, 2023, Section 2.5 of the Plan is amended to increase the maximum number of authorized shares from 2,00,000 shares to _____________ shares.

2. Except as set forth in this Amendment, the Plan will be unaffected and will remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this First Amendment.

TRXADE HEALTH, INC.

By:
[Name, Title]

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